Bird Global Closes Financing and Completes Transaction with Bird Canada Transaction strengthens Bird’s balance sheet; cements North American leadership position MIAMI, Florida – January 3, 2023 – Bird Global, Inc. (NYSE:BRDS, “Bird”), a leader in environmentally friendly electric transportation, today announced that it has completed the transaction announced last month, which strengthens Bird’s liquidity position and balance sheet and positions the company to reach its 2023 goal of adjusted EBITDA profitability on a full year basis in 2023. Through the transaction, Bird: ● Received $30 million in cash by way of convertible notes, including a new $2 million personal investment by Travis VanderZanden, Bird’s Founder & Chair of the Board and a personal investment by Shane Torchiana, Bird’s CEO. Due to additional investment interest received, Bird intends to increase the size of this fundraise and to close on additional funding this quarter. ● Added new leadership with proven experience in scaling organizations and operating profitably. Additional details on new Board and leadership team members are available in the press release issued December 20, 2022. ● Acquired Bird Canada’s micromobility operations, to be integrated with Bird Global this quarter. These markets will add new profitable operations and further consolidate Bird’s leadership in North American micromobility. “I’m extremely excited by the road ahead and what we can do as one team,” said Shane Torchiana, CEO, Bird. “With this additional capital, we have bolstered our liquidity outlook and believe we are positioned to reach our goal of adjusted EBITDA profitability in 2023. We’ve seen the incredible impact that micromobility has for hundreds of communities around the world, enabling millions of riders to move around conveniently and communities to achieve their climate and mobility goals. I’m thrilled to welcome the Bird Canada team to turbo charge Bird’s global impact.” The transaction was unanimously approved by Bird’s Board of Directors. For further information regarding terms and conditions of the transaction, please see Bird’s Current Report on Form 8-K, filed in connection with the closing of the transaction. ### About Bird Bird is an electric vehicle company dedicated to bringing affordable, environmentally friendly transportation solutions such as e-scooters and e-bikes to communities across the world.

Founded in 2017 by transportation pioneer Travis VanderZanden, Bird is rapidly expanding. Today, Bird has facilitated over 175 million rides on Bird vehicles through its ride-sharing business and makes its products available for purchase at www.bird.co and via leading retailers and distribution partners. Bird partners closely with the cities in which it operates to provide a reliable and affordable transportation option for people who live and work there. Contacts Investor investor@bird.co Media press@bird.co Forward-Looking Statements This press release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts may be forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding the expected benefits of the transaction; our intention to close on additional funding this quarter; our path to profitability and our future financial performance, operations, operating results and financial condition. We have based these forward-looking statements largely on our current expectations. These forward- looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the impact of the COVID-19 pandemic on our business, financial condition, and results of operations; our ability to cure our New York Stock Exchange (“NYSE”) price deficiency and meet the continued listing requirements of the NYSE; risks related to our relatively short operating history and our new and evolving business model, which makes it difficult to evaluate our future prospects, forecast financial results, and assess the risks and challenges we may face; our ability to achieve or maintain profitability in the future; our ability to retain existing riders or add new riders; our Fleet Managers’ ability to maintain vehicle quality or service levels; our ability to evaluate our business and prospects in the new and rapidly changing industry in which we operate; risks related to the impact of poor weather and seasonality on our business; our ability to obtain vehicles that meet our quality specifications in sufficient quantities on commercially reasonable terms; our ability to compete successfully in the highly competitive industries in which we operate; risks related to our substantial indebtedness; our ability to secure additional financing; risks related to the effective operation of mobile operating systems, networks and standards that we do not control; risks related to action by governmental authorities to restrict access to our products and services in their localities; risks related to claims, lawsuits, arbitration proceedings, government investigations and other proceedings to which we are regularly subject; risks related to compliance, market and other risks, including the ongoing conflict between Ukraine and Russia, in relation to any expansion by us into international markets; risks related to the impact of impairment of our long-lived assets and the important factors discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K/A for the year ended December 31, 2021 and Part II, Item 1A. “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended September 30, 2022, and described from time to time in our future reports filed with the Securities and Exchange Commission. The forward-looking statements in this press release are based upon information available to us as of the date of this press release and while we believe such information forms a reasonable basis for such statements, these statements are inherently uncertain and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.